J.P. Morgan Funds
Supplement dated August 9, 1999, as applicable to the following Prospectus:

J.P. Morgan Money Market Funds (combined), dated March 1, 1999


The following replaces the second paragraph in the section entitled "Portfolio Management" for all funds of the J.P. Morgan Money Market Funds prospectus dated March 1, 1999:

                  The portfolio management team is led by Robert R. Johnson, vice president, who has been on the team since the fund's inception and has been at J.P. Morgan since 1988, and by John Donohue, vice president, who has been on the team since joining J.P. Morgan in June of 1997. Prior to managing this fund, Mr. Donahue was an Institutional Money Market Portfolio Manager at Goldman Sachs & Co.